Other operating income/(expense)	12 Months Ended
Dec. 31, 2017
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Other operating income/(expense)

7. Other operating income/(expense)

	2017	2016	2015
	£m	£m	£m
Impairment of equity investments	(30)	(47)	(263)
Disposal of equity investments	37	254	342
Disposal of businesses and assets	195	283	9,661
Fair value remeasurements on contingent consideration recognised in business combinations	(1,012)	(2,205)	(1,965)
Remeasurement of ViiV Healthcare put option liabilities and preferential dividends	13	(577)	–
Remeasurement of Consumer Healthcare put option liability	(1,186)	(1,133)	(83)
Fair value adjustments on derivative financial instruments	9	(3)	2
Other income/(expense)	9	23	21

	(1,965)	(3,405)	7,715

Disposal of businesses and assets in 2017 included a profit of £250 million on the disposal of the anaesthesia business to Aspen. Disposals in 2016 included milestone income of £152 million in relation to the divestment of ofatumumab and a number of other smaller divestments and in 2015 included the disposal of the Oncology business to Novartis for £9,228 million and an initial £200 million for the divestment of ofatumumab.

Fair value remeasurements on contingent consideration recognised in business combinations included £909 million related to the acquisition of the former Shionogi-ViiV Healthcare joint venture and £53 million payable to Novartis related to the Vaccines acquisition. The fair value remeasurements on contingent consideration, the remeasurement of ViiV Healthcare put option liabilities and preferential dividends and the remeasurement of Consumer Healthcare put option liability include the additional charge arising from US tax reform of £666 million.